EX-32.1 SECTION 906 CERTIFICATION

Exhibit 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF EMERAL ISLE EXPLORATION LTD.

In connection with the accompanying Annual Report on Form 10-K of Emerald Isle Exploration Ltd. for the year ended April 30, 2014, the undersigned, Samuell Eads, President of Emerald Isle Exploration Ltd., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended April 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended April 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of Emerald Isle Exploration Ltd.

Date: July 29, 2014

/s/ Samuell Eads
Samuell Eads
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (principal executive officer, principal financial officer and principal accounting officer)